Exhibit 99.1

NEWS RELEASE

One Park Place, Suite 700 ∎ 621 Northwest 53rd Street ∎ Boca Raton, Florida 33487 ∎ www.geogroup.com

CR-18-08

THE GEO GROUP REPORTS FIRST QUARTER 2018 RESULTS

•	1Q18 Net Income Attributable to GEO of $0.29 per diluted share

•	1Q18 AFFO of $0.57 per diluted share

•	Updated FY2018 guidance for Net Income Attributable to GEO of $1.27-$1.35; Adjusted Net Income of $1.30-$1.38; and AFFO of $2.45-$2.53 per diluted share

Boca Raton, Fla. – April 26, 2018 — The GEO Group, Inc. (NYSE: GEO) (“GEO”), a fully integrated equity real estate investment trust (“REIT”) and a leading provider of evidence-based offender rehabilitation and community reentry services around the globe, reported today its financial results for the first quarter 2018.

First Quarter 2018 Highlights

•	Net Income Attributable to GEO of $35.0 million, or $0.29 per diluted share

•	Net Operating Income of $146.0 million

•	Normalized FFO of $0.43 per diluted share

•	AFFO of $0.57 per diluted share

•	Repurchased over 1.8 million shares of common stock for approximately $40.0 million during 1Q18

GEO reported first quarter 2018 net income attributable to GEO of $35.0 million, or $0.29 per diluted share, compared to $40.4 million, or $0.35 per diluted share, for the first quarter 2017. GEO reported total revenues for the first quarter 2018 of $564.9 million up from $550.6 million for the first quarter 2017.

GEO reported first quarter 2018 Normalized Funds From Operations (“Normalized FFO”) of $52.6 million, or $0.43 per diluted share, compared to $58.1 million, or $0.51 per diluted share, in the first quarter 2017. GEO reported first quarter 2018 Adjusted Funds From Operations (“AFFO”) of $69.8 million, or $0.57 per diluted share, compared to $74.0 million, or $0.65 per diluted share, in the first quarter 2017.

George C. Zoley, Chairman and Chief Executive Officer of GEO, said, “We are pleased with our first quarter results and our improved outlook for the balance of 2018. We continue to be optimistic about the demand for our services and are pursuing a number of quality growth opportunities. We also recognize that we can enhance our shareholders’ value by repurchasing our common shares at times when we believe our stock is undervalued. During the first quarter, we repurchased over 1.8 million shares of our common stock. Our board and our management team remain focused on effectively allocating capital to drive long-term, sustainable value for our shareholders.”

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Contact: Pablo E. Paez	(866) 301 4436
Executive Vice President, Corporate Relations

NEWS RELEASE

Stock Repurchase Program

During the first quarter 2018, GEO repurchased over 1.8 million shares of its common stock for approximately $40.0 million under the $200.0 million stock repurchase program approved by GEO’s Board of Directors.

The stock repurchase program is intended to be implemented through purchases made from time to time in the open market or in privately negotiated transactions, in accordance with applicable Securities and Exchange Commission requirements. The stock repurchase program does not obligate GEO to purchase any specific amount of its common stock and may be suspended or extended at any time at the discretion of GEO’s Board of Directors.

Quarterly Dividend

On April 11, 2018, GEO’s Board of Directors declared a quarterly cash dividend of $0.47 per share. The quarterly cash dividend will be paid on May 3, 2018 to shareholders of record as of the close of business on April 23, 2018. The declaration of future quarterly cash dividends is subject to approval by GEO’s Board of Directors and to meeting the requirements of all applicable laws and regulations. GEO’s Board of Directors retains the power to modify its dividend policy as it may deem necessary or appropriate in the future.

2018 Financial Guidance

GEO updated its financial guidance for the full-year 2018 and issued financial guidance for the second quarter 2018.

GEO expects full-year 2018 total revenue to be approximately $2.3 billion. GEO expects full-year 2018 Net Income Attributable to GEO to be in a range of $1.27 to $1.35 per diluted share. GEO expects full-year 2018 Adjusted Net Income to be in a range of $1.30 to $1.38 per diluted share. GEO expects full-year 2018 AFFO to be in a range of $2.45 to $2.53 per diluted share.

GEO’s full-year 2018 guidance does not assume the reactivation of any of GEO’s approximately 7,000 idle or underutilized beds or any additional share repurchases under GEO’s $200.0 million share repurchase program beyond the over 1.8 million shares of common stock that were repurchased during the first quarter 2018.

For the second quarter 2018, GEO expects total revenues to be in a range of $571 million to $576 million. GEO expects second quarter 2018 Net Income Attributable to GEO to be in a range of $0.30 to $0.32 per diluted share. GEO expects second quarter 2018 Adjusted Net Income to be in a range of $0.31 to $0.33 per diluted share and AFFO to be in a range of $0.59 to $0.61 per diluted share.

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Contact: Pablo E. Paez	(866) 301 4436
Executive Vice President, Corporate Relations

NEWS RELEASE

Reconciliation Tables and Supplemental Information

GEO has made available Supplemental Information which contains reconciliation tables of Net Income Attributable to GEO to Net Operating Income, Net Income to EBITDAre (EBITDA for real estate) and Adjusted EBITDAre (Adjusted EBITDA for real estate), Net Income Attributable to GEO to Adjusted Net Income, and Net Income Attributable to GEO to FFO, Normalized FFO and AFFO along with supplemental financial and operational information on GEO’s business and other important operating metrics. The reconciliation tables are also presented herein. Please see the section of this press release below titled “Note to Reconciliation Tables and Supplemental Disclosure - Important Information on GEO’s Non-GAAP Financial Measures” for information on how GEO defines these supplemental Non-GAAP financial measures and reconciles them to the most directly comparable GAAP measures. GEO’s Reconciliation Tables can be found herein and in GEO’s Supplemental Information which is available on GEO’s Investor Relations webpage at investors.geogroup.com.

Conference Call Information

GEO has scheduled a conference call and simultaneous webcast for today at 11:00 AM (Eastern Time) to discuss GEO’s first quarter 2018 financial results as well as its progress and outlook. The call-in number for the U.S. is 1-877-250-1553 and the international call-in number is 1-412-542-4145. In addition, a live audio webcast of the conference call may be accessed on the Events and Webcasts section of GEO’s investor relations webpage at investors.geogroup.com. A replay of the webcast will be available on the website for one year. A telephonic replay of the conference call will be available until May 10, 2018 at 1-877-344-7529 (U.S.) and 1-412-317-0088 (International). The participant passcode for the telephonic replay is 10119677.

About The GEO Group

The GEO Group, Inc. (NYSE: GEO) is the first fully integrated equity real estate investment trust specializing in the design, financing, development, and operation of correctional, detention, and community reentry facilities around the globe. GEO is the world’s leading provider of diversified correctional, detention, community reentry, and electronic monitoring services to government agencies worldwide with operations in the United States, Australia, South Africa, and the United Kingdom. GEO’s worldwide operations include the ownership and/or management of 141 facilities totaling approximately 96,000 beds, including projects under development, with a growing workforce of approximately 23,000 professionals.

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Contact: Pablo E. Paez	(866) 301 4436
Executive Vice President, Corporate Relations

NEWS RELEASE

Note to Reconciliation Tables and Supplemental Disclosure –

Important Information on GEO’s Non-GAAP Financial Measures

Net Operating Income, EBITDAre, Adjusted EBITDAre, Funds from Operations, Normalized Funds from Operations, Adjusted Funds from Operations, and Adjusted Net Income are non-GAAP financial measures that are presented as supplemental disclosures. GEO has presented herein certain forward-looking statements about GEO’s future financial performance that include non-GAAP financial measures, including, Net Operating Income, Adjusted EBITDAre, FFO, Normalized FFO, and AFFO. The determination of the amounts that are excluded from these non-GAAP financial measures is a matter of management judgment and depends upon, among other factors, the nature of the underlying expense or income amounts recognized in a given period. While we have provided a high level reconciliation for the guidance ranges for full year 2018, we are unable to present a more detailed quantitative reconciliation of the forward-looking non-GAAP financial measures to their most directly comparable forward-looking GAAP financial measures because management cannot reliably predict all of the necessary components of such GAAP measures. The quantitative reconciliation of the forward-looking non-GAAP financial measures will be provided for completed annual and quarterly periods, as applicable, calculated in a consistent manner with the quantitative reconciliation of non-GAAP financial measures previously reported for completed annual and quarterly periods.

Tax Cuts and Jobs Act (“TCJA”) Impact. We recorded a net charge of $0.3 million related to the TCJA during the three months ended March 31, 2018. As of March 31, 2018, we have not completed our accounting for the tax effects of the TCJA. Our net charge is provisional based on reasonable estimates for those tax effects. Changes to these estimates or new guidance issued by regulators may materially impact our provision for income taxes and effective tax rate in the period in which the adjustments are made. Our accounting for the tax effects of the TCJA will be completed during the measurement period, which should not extend beyond the fourth quarter of 2018. We have provided non-GAAP financial measures related to the TCJA to aid investors in better understanding our performance. We believe these non-GAAP measures aid investors by providing additional insight into our operational performance and help clarify trends affecting our business. For comparability of reporting, management considers non-GAAP measures in conjunction with GAAP financial results in evaluating business performance. The non-GAAP financial measures presented in this release should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP.

Net Operating Income is defined as revenues less operating expenses, excluding depreciation and amortization expense, general and administrative expenses, real estate related operating lease expense, and start-up expenses, pre-tax. Net Operating Income is calculated as net income adjusted by subtracting equity in earnings of affiliates, net of income tax provision, and by adding income tax (benefit) provision, interest expense, net of interest income, depreciation and amortization expense, general and administrative expenses, and real estate related operating lease expense.

EBITDAre (EBITDA for real estate) is defined as net income adjusted by adding provisions for income tax, interest expense, net of interest income, depreciation and amortization, and gain on sale of real estate assets, pre-tax. Adjusted EBITDAre (Adjusted EBITDA for real estate) is defined as EBITDAre adjusted for net income/loss attributable to non-controlling interests, stock-based compensation expenses, pre-tax, and certain other adjustments as defined from time to time, including for the periods presented merger and acquisition (“M&A”) related expenses (including transition related expenses), pre-tax. Given the nature of our business as a real estate owner and operator, we believe that EBITDAre and Adjusted EBITDAre are helpful to investors as measures of our operational performance because they provide an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business.

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Contact: Pablo E. Paez	(866) 301 4436
Executive Vice President, Corporate Relations

NEWS RELEASE

We believe that by removing the impact of our asset base (primarily depreciation and amortization) and excluding certain non-cash charges, amounts spent on interest and taxes, and certain other charges that are highly variable from year to year, EBITDAre and Adjusted EBITDAre provide our investors with performance measures that reflect the impact to operations from trends in occupancy rates, per diem rates and operating costs, providing a perspective not immediately apparent from net income attributable to GEO.

The adjustments we make to derive the non-GAAP measures of EBITDAre and Adjusted EBITDAre exclude items which may cause short-term fluctuations in income from continuing operations and which we do not consider to be the fundamental attributes or primary drivers of our business plan and they do not affect our overall long-term operating performance. EBITDAre and Adjusted EBITDAre provide disclosure on the same basis as that used by our management and provide consistency in our financial reporting, facilitate internal and external comparisons of our historical operating performance and our business units and provide continuity to investors for comparability purposes.

Funds From Operations, or FFO, is defined in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income/loss attributable to common shareholders (computed in accordance with United States Generally Accepted Accounting Principles), excluding real estate related depreciation and amortization, excluding gains and losses from the cumulative effects of accounting changes, extraordinary items and sales of properties, and including adjustments for unconsolidated partnerships and joint ventures. Normalized Funds from Operations, or Normalized FFO, is defined as FFO adjusted for certain items which by their nature are not comparable from period to period or that tend to obscure GEO’s actual operating performance, including for the periods presented net TCJA impact, M&A related expenses (including transition related expenses), and tax effect of adjustments related to M&A expenses.

Adjusted Funds From Operations, or AFFO, is defined as Normalized FFO adjusted by adding non-cash expenses such as non-real estate related depreciation and amortization, stock based compensation expense, the amortization of debt issuance costs, discount and/or premium and other non-cash interest, and by subtracting recurring consolidated maintenance capital expenditures.

Adjusted Net Income is defined as Net Income Attributable to GEO adjusted for certain items which by their nature are not comparable from period to period or that tend to obscure GEO’s actual operating performance, including for the periods presented net TCJA impact, M&A related expenses (including transition related expenses), net of tax, and gain on sale of real estate assets, net of tax.

Because of the unique design, structure and use of our correctional facilities, we believe that assessing the performance of our correctional facilities without the impact of depreciation or amortization is useful and meaningful to investors. Although NAREIT has published its definition of FFO, companies often modify this definition as they seek to provide financial measures that meaningfully reflect their distinctive operations. We have modified FFO to derive Normalized FFO and AFFO that meaningfully reflect our operations.

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Contact: Pablo E. Paez	(866) 301 4436
Executive Vice President, Corporate Relations

NEWS RELEASE

Our assessment of our operations is focused on long-term sustainability. The adjustments we make to derive the non-GAAP measures of Normalized FFO and AFFO exclude items which may cause short-term fluctuations in net income attributable to GEO but have no impact on our cash flows, or we do not consider them to be fundamental attributes or the primary drivers of our business plan and they do not affect our overall long-term operating performance. We may make adjustments to FFO from time to time for certain other income and expenses that do not reflect a necessary component of our operational performance on the basis discussed above, even though such items may require cash settlement. Because FFO, Normalized FFO and AFFO exclude depreciation and amortization unique to real estate as well as non-operational items and certain other charges that are highly variable from year to year, they provide our investors with performance measures that reflect the impact to operations from trends in occupancy rates, per diem rates, operating costs and interest costs, providing a perspective not immediately apparent from Net Income Attributable to GEO.

We believe the presentation of FFO, Normalized FFO and AFFO provide useful information to investors as they provide an indication of our ability to fund capital expenditures and expand our business. FFO, Normalized FFO and AFFO provide disclosure on the same basis as that used by our management and provide consistency in our financial reporting, facilitate internal and external comparisons of our historical operating performance and our business units and provide continuity to investors for comparability purposes. Additionally, FFO, Normalized FFO and AFFO are widely recognized measures in our industry as a real estate investment trust.

Safe-Harbor Statement

This press release contains forward-looking statements regarding future events and future performance of GEO that involve risks and uncertainties that could materially affect actual results, including statements regarding financial guidance for the second quarter of 2018 and full year 2018, the assumptions underlying such guidance, and statements regarding future project activations and growth opportunities. Factors that could cause actual results to vary from current expectations and forward-looking statements contained in this press release include, but are not limited to: (1) GEO’s ability to meet its financial guidance for 2018 given the various risks to which its business is exposed; (2) GEO’s ability to fully implement its announced stock repurchase program and the timing and amounts of any future stock repurchases; (3) GEO’s ability to declare future quarterly cash dividends and the timing and amount of such future cash dividends; (4) GEO’s ability to successfully pursue further growth and continue to create shareholder value; (5) risks associated with GEO’s ability to control operating costs associated with contract start-ups; (6) GEO’s ability to timely open facilities as planned, profitably manage such facilities and successfully integrate such facilities into GEO’s operations without substantial costs; (7) GEO’s ability to win management contracts for which it has submitted proposals and to retain existing management contracts; (8) GEO’s ability to obtain future financing on acceptable terms; (9) GEO’s ability to sustain company-wide occupancy rates at its facilities; (10) GEO’s ability to access the capital markets in the future on satisfactory terms or at all; (11) the impact of any future regulations or guidance on the Tax Cuts and Jobs Act; (12) GEO’s ability to remain qualified as a REIT; (13) the incurrence of REIT related expenses; and (14) other factors contained in GEO’s Securities and Exchange Commission periodic filings, including its Form 10-K, 10-Q and 8-K reports.

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Contact: Pablo E. Paez	(866) 301 4436
Executive Vice President, Corporate Relations

NEWS RELEASE

First quarter financial tables to follow:

Condensed Consolidated Statements of Operations*

(Unaudited)

	Q1 2018	Q1 2017
	(unaudited)	(unaudited)
Revenues	$564,917	$550,614
Operating expenses	426,709	414,707
Depreciation and amortization	31,926	28,949
General and administrative expenses	41,832	42,586

Operating income	64,450	64,372

Interest income	9,099	11,977
Interest expense	(35,869)	(35,000)

Income before income taxes and equity in earnings of affiliates	37,680	41,349

Provision(benefit) for income taxes	4,755	2,470
Equity in earnings of affiliates, net of income tax provision	1,995	1,487

Net income	34,920	40,366

Less: Net loss attributable to noncontrolling interests	67	37

Net income attributable to The GEO Group, Inc.	$34,987	$40,403

Weighted Average Common Shares Outstanding:
Basic	121,768	113,599
Diluted	122,304	114,478
Income per Common Share Attributable to The GEO Group, Inc. :
Basic:
Net income per share — basic	$0.29	$0.36

Diluted:
Net income per share — diluted	$0.29	$0.35

Regular Dividends Declared per Common Share	$0.47	$0.47

*	all figures in ‘000s, except per share data

Reconciliation of Net Income Attributable to GEO to Adjusted Net Income

(In thousands, except per share data)(Unaudited)

	Q1 2018	Q1 2017
Net Income attributable to GEO	$34,987	$40,403

Add:
Net Tax Cuts and Jobs Act Impact	304	—
M&A related expenses, net of tax	—	2,584
Gain on sale of real estate assets, net of tax	(98)	(261)

Adjusted Net Income	$35,193	$42,726

Weighted average common shares outstanding - Diluted	122,304	114,478

Adjusted Net Income Per Diluted Share	$0.29	$0.37

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Contact: Pablo E. Paez	(866) 301 4436
Executive Vice President, Corporate Relations

NEWS RELEASE

Condensed Consolidated Balance Sheets*

(Unaudited)

	As of	As of
	March 31, 2018	December 31, 2017
	(unaudited)	(unaudited)
ASSETS
Cash and cash equivalents	$49,235	$81,377
Restricted cash and cash equivalents	56,888	44,932
Accounts receivable, less allowance for doubtful accounts	384,637	389,916
Contract receivable, current portion	14,285	18,142
Prepaid expenses and other current assets	31,177	45,342

Total current assets	$536,222	$579,709

Restricted Cash and Investments	24,394	27,999
Property and Equipment, Net	2,102,011	2,078,123
Non-Current Contract Receivable	407,938	404,309
Assets Held for Sale	—	3,915
Deferred Income Tax Assets	26,277	26,277
Intangible Assets, Net (including goodwill)	1,025,711	1,034,290
Other Non-Current Assets	70,756	72,286

Total Assets	$4,193,309	$4,226,908

LIABILITIES AND SHAREHOLDERS’ EQUITY

Accounts payable	$84,310	$92,587
Accrued payroll and related taxes	57,918	71,732
Accrued expenses and other current liabilities	181,135	176,324
Current portion of capital lease obligations, long-term debt, and non-recourse debt	25,189	28,920

Total current liabilities	$348,552	$369,563

Non-Current Deferred Income Tax Liabilities	8,757	8,757
Other Non-Current Liabilities	92,286	96,702
Capital Lease Obligations	5,698	6,059
Long-Term Debt	2,240,057	2,181,544
Non-Recourse Debt	359,387	365,364
Shareholders’ Equity	1,138,572	1,198,919

Total Liabilities and Shareholders’ Equity	$4,193,309	$4,226,908

*	all figures in ‘000s

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Contact: Pablo E. Paez	(866) 301 4436
Executive Vice President, Corporate Relations

NEWS RELEASE

Reconciliation of Net Income Attributable to GEO to FFO, Normalized FFO, and AFFO*

(Unaudited)

	Q1 2018	Q1 2017
	(unaudited)	(unaudited)
Net Income attributable to GEO	$34,987	$40,403
Add:
Real Estate Related Depreciation and Amortization	17,388	$15,386
Gain on sale of real estate assets **	(98)	$(261)

Equals: NAREIT defined FFO	$52,277	$55,528

Add:
Net Tax Cuts and Jobs Act Impact	304	—
M&A related expenses	—	2,620
Tax Effect of adjustments to Funds From Operations ***	—	(36)

Equals: FFO, normalized	$52,581	$58,112

Add:
Non-Real Estate Related Depreciation & Amortization	14,538	13,563
Consolidated Maintenance Capital Expenditures	(5,323)	(6,423)
Stock Based Compensation Expenses	5,827	4,963
Amortization of debt issuance costs, discount and/or premium and other non-cash interest	2,138	3,806

Equals: AFFO	$69,761	$74,021

Weighted average common shares outstanding - Diluted	122,304	114,478
FFO/AFFO per Share - Diluted
Normalized FFO Per Diluted Share	$0.43	$0.51
AFFO Per Diluted Share	$0.57	$0.65

Regular Common Stock Dividends per common share	$0.47	$0.47

*	all figures in ‘000s, except per share data
**	no tax impact
***	tax adjustments relate to M&A expenses

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Contact: Pablo E. Paez	(866) 301 4436
Executive Vice President, Corporate Relations

NEWS RELEASE

Reconciliation of Net Income Attributable to GEO to

Net Operating Income, EBITDAre and Adjusted EBITDAre*

(Unaudited)

	Q1 2018	Q1 2017
	(unaudited)	(unaudited)
Net Income attributable to GEO	$34,987	$40,403
Less
Net loss attributable to noncontrolling interests	67	37

Net Income	$34,920	$40,366

Add (Subtract):
Equity in earnings of affiliates, net of income tax provision	(1,995)	(1,487)
Income tax provision	4,755	2,470
Interest expense, net of interest income	26,770	23,023
Depreciation and amortization	31,926	28,949
General and administrative expenses	41,832	42,586

Net Operating Income, net of operating lease obligations	$138,208	$135,907

Add:
Operating lease expense, real estate	7,781	6,483

Net Operating Income (NOI)	$145,989	$142,390

	Q1 2018	Q1 2017
	(unaudited)	(unaudited)
Net Income	$34,920	$40,366

Income tax provision **	5,461	3,081
Interest expense, net of interest income***	26,770	23,023
Depreciation and amortization	31,926	28,949
Gain on sale of real estate assets, pre-tax	(98)	(261)

EBITDAre	$98,979	$95,158

Net loss attributable to noncontrolling interests	67	37
Stock based compensation expenses, pre-tax	5,827	4,963
M&A related expenses, pre-tax	—	2,620

Adjusted EBITDAre	$104,873	$102,778

*	all figures in ‘000s
**	including income tax provision on equity in earnings of affiliates
***	includes loss on extinguishment of debt

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Contact: Pablo E. Paez	(866) 301 4436
Executive Vice President, Corporate Relations

NEWS RELEASE

2018 Outlook/Reconciliation

(In thousands, except per share data)

(Unaudited)

	FY 2018
Net Income Attributable to GEO	$155,000	to	$165,000
Real Estate Related Depreciation and Amortization	73,000		73,000
Loss on Sale of Real Estate Assets	1,500		1,500

Funds from Operations (FFO)	$229,500	to	$239,500

Adjustments
Start-Up Expenses, net of tax	2,000		2,000

Normalized Funds from Operations	$231,500	to	$241,500

Non-Real Estate Related Depreciation and Amortization	58,500		58,500
Consolidated Maintenance Capex	(22,500)		(22,500)
Non-Cash Stock Based Compensation	21,500		21,500
Non-Cash Interest Expense	9,500		9,500

Adjusted Funds From Operations (AFFO)	$298,500	to	$308,500

Net Cash Interest Expense	105,000		105,000
Consolidated Maintenance Capex	22,500		22,500
Income Taxes	15,000		15,000

Adjusted EBITDAre	$441,000	to	$451,000

G&A Expenses	173,000		173,000
Non-Cash Stock Based Compensation	(21,500)		(21,500)
Equity in Earnings of Affiliates	(7,500)		(7,500)
Loss on Sale of Real Estate Assets	(1,500)		(1,500)
Real Estate Related Operating Lease Expense	31,000		31,000

Net Operating Income	$614,500	to	$624,500

Adjusted Net Income Per Diluted Share	$1.30	to	$1.38
AFFO Per Diluted Share	$2.45	to	$2.53
Weighted Average Common Shares Outstanding-Diluted	122,000	to	122,000

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Contact: Pablo E. Paez	(866) 301 4436
Executive Vice President, Corporate Relations